SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

26.           SUBSEQUENT EVENTS

(a)

On January 18, 2022, the Corporation and the Offtaker further amended the unsecured revolving credit facility, increasing the total prepayments allowed under the Facility from US$7,500,000 to US$10,000,000. All other terms of the Facility remain unchanged. In March 2022, the Corporation received a prepayment under the Facility in the amount of US$5,000,000.

(b)

On January 27, 2022, the Corporation completed an equity financing and issued 3,610,425 flow-through common shares for aggregate gross proceeds of $9,200,274. The flow-through common shares comprise: (i) 2,129,685 flow-through shares with respect to “Canadian exploration expenses” priced at $2.70 per CEE Share; and (ii) 1,480,740 flow-through shares with respect to “Canadian development expenses” priced at $2.33 per CDE Share. The Corporation incurred share issuance costs of approximately $760,000.